Exhibit 24

POWER OF ATTORNEY

The undersigned hereby removes the following authority from Daniel Schwarz and, in his place, constitutes and appoints John Fucci and Troy Osborn, the lawful attorneys-in-fact and agents with full power and authority to execute and file on the undersigned’s behalf, any and all instruments including Forms 3, 4 and 5, and Schedules 13D, 13G and 13F (collectively, the “Filings”), and any amendments, supplements or successor forms thereto pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any rules or regulations or requirements of the Securities and Exchange Commission in connection with the undersigned’s reporting obligations with respect to securities of Lantern Pharma Inc., a Texas corporation, pursuant to Section 13 of the Exchange Act and Section 16 of the Exchange Act.

The authority of such attorneys-in-fact shall continue until the undersigned is no longer required to file any of the Filings, unless earlier revoked in writing. The undersigned hereby ratifies, confirms and approves in all respects all Filings (including amendments thereto) and actions taken by any of the attorneys-in-fact relating to such Filings.

The undersigned acknowledges that the attorneys-in-fact are not assuming any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

Dated: May 22, 2025

BIOS FUND I, LP

By:	Bios Equity Partners, LP, its general partner

	By:	Cavu Management, LP, its general partner

		By:	Cavu Advisors, LLC, its general partner

			By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.
Manager

By:	Bios Capital Management, LP, its general partner

	By:	Bios Advisors GP, LLC, its general partner

		By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher
Manager

BIOS FUND I QP, LP

By:	Bios Equity Partners, LP, its general partner

	By:	Cavu Management, LP, its general partner

		By:	Cavu Advisors, LLC, its general partner

			By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP, its general partner

	By:	Bios Advisors GP, LLC, its general partner

		By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BP DIRECTORS, LP

By:	Bios Equity Partners, LP, its general partner

	By:	Cavu Management, LP, its general partner

		By:	Cavu Advisors, LLC, its general partner

			By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP, its general partner

	By:	Bios Advisors GP, LLC, its general partner

		By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS FUND II, LP

By:	Bios Equity Partners II, LP, its general partner

	By:	Cavu Management, LP, its general partner

		By:	Cavu Advisors, LLC, its general partner

			By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.
Manager

By:	Bios Capital Management, LP, its general partner

	By:	Bios Advisors GP, LLC, its general partner

		By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher
Manager

BIOS FUND II QP, LP

By:	Bios Equity Partners II, LP, its general partner

	By:	Cavu Management, LP, its general partner

		By:	Cavu Advisors, LLC, its general partner

			By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP, its general partner

	By:	Bios Advisors GP, LLC, its general partner

		By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS FUND II NT, LP

By:	Bios Equity Partners II, LP, its general partner

	By:	Cavu Management, LP, its general partner

		By:	Cavu Advisors, LLC, its general partner

			By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP, its general partner

	By:	Bios Advisors GP, LLC, its general partner

		By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS EQUITY PARTNERS, LP

By:	Cavu Management, LP, its general partner

	By:	Cavu Advisors, LLC, its general partner

		By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP, its general partner

	By:	Bios Advisors GP, LLC, its general partner

		By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

BIOS EQUITY PARTNERS II, LP

By:	Cavu Management, LP, its general partner

	By:	Cavu Advisors, LLC, its general partner

		By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

By:	Bios Capital Management, LP, its general partner

	By:	Bios Advisors GP, LLC, its general partner

		By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

CAVU MANAGEMENT, LP

By:	Cavu Advisors, LLC, its general partner

	By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

BIOS CAPITAL MANAGEMENT, LP

By:	Bios Advisors GP, LLC its general partner

	By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher
Manager

CAVU ADVISORS, LLC

By:	/s/ Leslie Wayne Kreis, Jr.
Leslie Wayne Kreis, Jr.,
Manager

BIOS ADVISORS GP, LLC

By:	/s/ Aaron Glenn Louis Fletcher
Aaron Glenn Louis Fletcher,
Manager

/s/ Leslie Wayne Kreis, Jr.
LESLIE WAYNE KREIS, JR., in his individual capacity

/s/ Aaron Glenn Louis Fletcher
AARON GLENN LOUIS FLETCHER, in his individual capacity